SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                         Date of Report: August 21, 2000

                                ITEX CORPORATION

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             (Exact name of registrant as specified in its charter)


NEVADA                            0-18275                        93-02292994
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(State or other                 (Commission                  (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)



3400 Cottage Way, Sacramento, California                            95825
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(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (916) 679-1111
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             10300 SW Greenburg Road, Suite 370, Portland, OR 97223
             (Former name or address, if changed since last report.)

Item 5. Other Events

     On August 4, 2000, ITEX Corporation, a Nevada corporation (the "Registrant") announced that it had entered into a Memorandum of Understanding (the "MOU") with Maxx International, Inc. ("Maxx International"), providing for the acquisition of the Registrant by Maxx International. For additional information, see the Company's press release dated August 4, 2000, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.              Description

 99.2 Press Release dated August 4, 2000 announcing the execution of the MOU


                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2000


ITEX Corporation

By: /s/ Collins M. Christensen
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Title: President and Chief Executive Officer